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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549




                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 30, 1997
                       (DATE OF EARLIEST EVENT REPORTED)




                          GARDNER DENVER MACHINERY INC.
              (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                       0-23654              76-0419383

(State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
Incorporation or Organization)            Number)          Identification No.)



                            1800 GARDNER EXPRESSWAY
                            QUINCY, ILLINOIS  62301
             (Address of Principal Executive Offices and Zip Code)

                               (217) 222-5400
              (Registrant's Telephone Number, Including Area Code)



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Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

On June 30, 1997, pursuant to a Sale and Purchase Agreement dated as of June 30, 1997 by and between Gardner Denver Oy, a Finnish corporation and a wholly-owned subsidiary of Gardner Denver Machinery Inc. ("Gardner Denver"), Gardner Denver and Tamrock Oy, a Finnish corporation ("Tamrock"), Gardner Denver Oy acquired all of the issued and outstanding capital stock of Oy Tamrotor Ab, a Finnish corporation and a wholly-owned subsidiary of Tamrock ("Tamrotor"). The aggregate purchase price was approximately $25.7 million, including the assumption of $0.7 million in debt, and was negotiated between Gardner Denver and Tamrock as the fair market value for the capital stock acquired.

Funding for this acquisition was provided under Gardner Denver's existing $65 million credit facility, entered into on November 30, 1995, as to which The First National Bank of Chicago acts as agent for itself and the other lenders participating in the credit facility.

The assets indirectly acquired by the acquisition of capital stock are those assets previously used by Tamrotor and its subsidiaries in the manufacture and distribution of lubricated screw compressor air ends and packages. Gardner Denver currently intends to continue to use such assets for the purposes used by Tamrotor and its subsidiaries prior to the subject transaction.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)  Financial statements of businesses acquired

(b)  Pro forma financial information
     ---------

Pursuant to Rule 3.05 and to Article 11 of Regulation S-X, audited financial statements of Tamrotor are not required for any period and pro forma financial information is not required.

(c)   Exhibits

2.0 Sale and Purchase Agreement dated as of June 30, 1997, by and between Tamrock Oy, and Gardner Denver Oy and Gardner Denver Machinery Inc. (the "Purchase Agreement"). (All exhibits to the Purchase Agreement have been omitted, and Gardner Denver will furnish supplementally to the Commission, upon request, a copy of any omitted exhibit.)



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                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                  GARDNER DENVER MACHINERY INC.


Date: July 14, 1997          By:   /s/Philip R. Roth
                                 ---------------------------------
                                  Philip R. Roth
                                  Vice President, Finance and
                                     Chief Financial Officer




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                     GARDNER DENVER MACHINERY INC.


                             EXHIBIT INDEX

EXHIBIT
NO.                              DESCRIPTION

2.0 Sale and Purchase Agreement dated as of June 30, 1997, by and between Tamrock Oy, Gardner Denver Oy and Gardner Denver Machinery Inc.